EXHIBIT 10.31

LISTING AGREEMENT AMENDMENT #2

     THIS AGREEMENT, made on October 24, 2002 between EBS Building, L.L.C. (hereinafter called “OWNER”), and Colliers Turley Martin Tucker (hereinafter called “BROKER”)

WITNESSETH

     WHEREAS OWNER and BROKER entered into an Exclusive Right to Lease Agreement dated April 21, 2000 (hereinafter called “AGREEMENT”) for certain real property known as 501 North Broadway for a term commencing April 21, 2000 and ending October 31, 2001;

     WHEREAS, said Agreement was amended on October 20, 2001 in Listing Agreement Amendment #1; and

     WHEREAS OWNER and BROKER desire to further amend said AGREEMENT,

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     That said AGREEMENT is amended effective October 31, 2002 as follows:

     Said Listing will be extended for a period of 30 days.

     This Listing Agreement shall expire on November 30, 2002.

     That this LISTING AMENDMENT #2 shall be subject to all of the same terms and conditions contained in the AGREEMENT except as hereinabove stated to the contrary.

     IN WITNESS WHEREOF, OWNER and BROKER have caused this LISTING AGREEMENT AMENDMENT #2 to be executed as of the day and year first written above.

ACCEPTED:
(OWNER)	EBS Building, L.L.C.	(BROKER)
	by FTI Consulting, Inc.	Colliers Turley Martin Tucker Company
its manager

By:	/s/ Keith F. Cooper	By:	/s/ Scott Bazoian

Title:	Senior Managing Director	Title:	Managing Principal
Date:	10/30/02	Date:	10/24/02
Time:		Time: